                                                                  Exhibit 10.47

                                                                 EXECUTION COPY




                               BIRCH TELECOM, INC.


                AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT


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                                TABLE OF CONTENTS

                                                                                PAGE
1.   CERTAIN DEFINITIONS ........................................................1

2.   REGISTRATION RIGHTS ........................................................5

     2.1  REQUESTED REGISTRATION.................................................5
     2.2  COMPANY REGISTRATION...................................................8
     2.3  EXPENSES OF REGISTRATION...............................................9
     2.4  REGISTRATION PROCEDURES................................................9
     2.5  INDEMNIFICATION.......................................................11
     2.6  INFORMATION BY HOLDER.................................................14
     2.7  LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.........................14
     2.8  RULE 144 REPORTING....................................................14
     2.9  TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS.........................14
     2.10 "MARKET STAND-OFF" AGREEMENT..........................................15
     2.11 DELAY OF REGISTRATION.................................................15

3.   RESTRICTIONS ON TRANSFER...................................................15

     3.1  TRANSFER..............................................................15
     3.2  EXEMPT TRANSFER.......................................................15
     3.3  SECURITIES LAWS; ASSIGNMENT OF OBLIGATIONS............................17
     3.4  LEGEND................................................................18
     3.5  IMPROPER TRANSFER.....................................................18

4.   PRE-EMPTIVE RIGHT..........................................................18

     4.1  PRE-EMPTIVE RIGHT.....................................................18
     4.2  NEW SECURITIES........................................................19
     4.3  NOTICE................................................................19
     4.4  SELLING PERIOD........................................................20
     4.5  TRANSFER OF PRE-EMPTIVE RIGHT.........................................20
     4.6  TERMINATION OF PRE-EMPTIVE RIGHT......................................20

5.   RIGHT OF FIRST REFUSAL.....................................................21

     5.1  RIGHT OF FIRST REFUSAL................................................21
     5.2  TRANSFERS EXEMPT FROM RIGHT OF FIRST REFUSAL..........................22
     5.3  RIGHT OF FIRST REFUSAL AFTER A PUBLIC OFFERING........................22
     5.4  TRANSFER EXEMPT FROM FIRST REFUSAL RIGHT AFTER A PUBLIC OFFERING......23
     5.5  TRANSFERS BY BTI EXEMPT FROM FIRST REFUSAL RIGHT......................23

6.   CO-SALE RIGHT..............................................................23

     6.1  NOTICE................................................................23
     6.2  NOTICE OF PARTICIPATION...............................................23
     6.3  TRANSFER..............................................................24
     6.4  ADDITIONAL TRANSFER PROVISIONS........................................24


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     6.5  NO ELECTION TO PARTICIPATE............................................24
     6.6  TRANSFERS EXEMPT FROM CO-SALE RIGHT...................................24
     6.7  TERMINATION OF CO-SALE RIGHTS.........................................25

7.   DRAG ALONG RIGHTS..........................................................25

     7.1  DRAG ALONG RIGHT......................................................25
     7.2  CONSIDERATION.........................................................25
     7.3  EXPENSES..............................................................26
     7.4  NOTICE................................................................26
     7.5  DELIVERY OF SECURITIES................................................26
     7.6  REMITTANCE OF CONSIDERATION...........................................26
     7.7  TERMINATION OF DRAG-ALONG RIGHTS......................................26

8.   BOARD OF DIRECTORS.........................................................26

     8.1  NOMINATION AND ELECTION OF DIRECTORS..................................26
     8.2  BOARD COMMITTEES......................................................29
     8.3  VETO RIGHTS...........................................................30
     8.4  OBSERVER RIGHTS.......................................................31

9.   MISCELLANEOUS..............................................................32

     9.1  GOVERNING LAW; PROCEEDINGS AND WAIVER OF JURY TRIAL...................32
     9.2  SUCCESSORS AND ASSIGNS................................................32
     9.3  ENTIRE AGREEMENT; AMENDMENT; WAIVER...................................32
     9.4  NOTICES, ETC..........................................................33
     9.5  DELAYS OR OMISSIONS...................................................33
     9.6  RIGHTS; SEPARABILITY..................................................33
     9.7  INFORMATION CONFIDENTIAL..............................................33
     9.8  TITLES AND SUBTITLES..................................................34
     9.9  COUNTERPARTS; EXECUTION BY FACSIMILE SIGNATURE........................34
     9.10 BOARD MEETINGS/INFORMATION............................................34
     9.11 RESTATED CERTIFICATE AND BYLAWS.......................................34
     9.12 SPECIFIC PERFORMANCE..................................................34
     9.13 EFFECTIVENESS.........................................................34


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

                              AMENDED AND RESTATED
                           PURCHASERS RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of March 26, 2001 by and among BIRCH TELECOM, INC., a Delaware corporation (the "COMPANY"), and certain purchasers of the Company's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock (together, the "SERIES PREFERRED"), and of the Company's Common Stock (the "COMMON STOCK") (including the purchasers of the Common Shares (as defined herein), and certain holders of stock options and Option Shares (as defined herein)), each as set forth on Exhibit A hereto. Such purchasers of the Series Preferred and Common Stock and holders of stock options or Option Shares (including members of Key Management (as defined herein)) shall be referred to hereinafter as the "PURCHASERS" and each individually as a "PURCHASER."

                                    RECITALS

     WHEREAS, the Purchasers other than David M. Hollingsworth and Steve Faulkner (the "PRIOR PURCHASERS") possess registration rights, information rights and other rights pursuant to that certain Amended and Restated Purchaser Rights Agreement, dated as of April 13, 2000, among the Company and the Prior Purchasers (the "PRIOR AGREEMENT");

     WHEREAS, the Prior Purchasers desire to include David M. Hollingsworth and Steve Faulkner as parties hereto and to further amend and restate the Prior Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:


1.   CERTAIN DEFINITIONS.

     Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement (as defined herein). As used in this Agreement, the following terms shall have the meanings set forth below:

          (a) "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

          (b) "BTI" shall refer to BTI Ventures L.L.C. and each of its Affiliates, including, without limitation, Kohlberg Kravis Roberts & Co. L.P. and the KKR 1996 Fund L.P.

          (c) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (d) "COMMON SHARES" shall mean the shares of the Company's Common Stock issued pursuant to the Securities Purchase Agreement.

          (e) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (f) "HOLDER" shall mean any Purchaser who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 2.9 and Section 3 hereof.

          (g) "INITIATING HOLDERS" shall mean any Holder or Holders who in the aggregate hold at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Registrable Securities.

          (h) "KEY MANAGEMENT" shall mean, whether currently or formerly a member of key management of the Company, David E. Scott, Jeffrey D. Shackelford, Gary L. Chesser, David W. Vranicar, Donald H. Goldman, Bradley A. Moline, Gregory C. Lawhon, and David M. Hollingsworth.

          (i) "1998 AGREEMENT" shall mean that certain Purchaser Rights Agreement, dated as of February 10, 1998, among the Company and certain Persons.

          (j) "OPTION SHARES" shall mean the shares of Common Stock issued or issuable upon the exercise of stock options granted pursuant to a stock option plan of the Company (including the vested and unvested shares of Common Stock held by Key Management as of the date hereof that were obtained pursuant to the exercise of stock options pursuant to a stock option plan of the Company).

          (k) "OTHER PURCHASERS" shall mean Persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

          (l) "PERSONS" shall mean any individual, corporation (including non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company, firm or other enterprise, association, organization or entity, or any governmental body or authority (federal, state or local).

          (m) "PURCHASE AGREEMENT" shall mean that certain Series F Preferred Stock Purchase Agreement, dated as of July 13, 1999, by and between the Company and BTI Ventures L.L.C.

          (n) "QUALIFYING PUBLIC OFFERING" shall mean the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company (x) the gross proceeds to the Company (before underwriting discounts, commissions and fees) are at least $60,000,000 and (y) the per share price to the public is at least $1.05 (subject to adjustments for stock splits, stock dividends, reverse stock splits, including the 10 for 1 reverse stock split contemplated by the Restated Certificate filed or to be filed pursuant to the Series G Purchase Agreement, and the like) (such price, the "QUALIFIED COMMON STOCK PRICE").


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

          (o) "QUALIFYING TRADING PERIOD" shall mean a thirty (30) consecutive full trading day period following the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company (an "IPO") that is not a Qualifying Public Offering during which a Qualifying Public Offering has not occurred and (i) the average of the high and low sales price of the Common Stock on each such day or, in the case no such sale takes place on any such day, the average of the closing bid and asked prices of the Common Stock for each such day, in each case (A) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted for trading or (B) if the Common Stock is not listed or admitted for trading on a national securities exchange, in the over-the-counter market as reported by the Nasdaq or any comparable system (such average price for each such Trading Day, the "STOCK PRICE"), is equal to or greater than the Qualified Common Stock Price or (ii) the average Stock Price for such period is equal to or greater than the Qualified Common Stock Price plus $0.10 (subject to adjustments for stock splits, stock dividends, reverse stock splits, including the 10 for 1 reverse stock split contemplated by the Restated Certificate filed or to be filed pursuant to the Series G Purchase Agreement, and the like).

          (p) "REGISTRABLE SECURITIES" shall mean (i) the Common Shares and fully vested Option Shares; and (ii) the shares of Common Stock issuable upon the conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights and obligations under this Agreement are not assigned.

          (q) The terms "REGISTER" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          (r) "REGISTRATION EXPENSES" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

          (s) "RESTATED CERTIFICATE" shall mean the Company's Restated Certificate of Incorporation, as amended and in effect from time to time.

          (t) "RESTRICTED HOLDERS" shall mean the Purchasers set forth on Exhibit B hereto.

          (u) "RESTRICTED SECURITIES" shall mean any Registrable Securities required to bear the legend set forth in Section 3.4 hereof.

          (v) "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (w) "RULE 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (x) "SECURITIES" shall mean (i) the Common Stock, (ii) the Series Preferred, and (iii) the shares of Common Stock issuable upon the conversion of the Series Preferred. Notwithstanding the foregoing, Securities shall not include any shares of Common Stock that have been issued by the Company pursuant to a registration statement or have been sold to the transferee in a "public" sale pursuant to a registration statement or Rule 144, PROVIDED, HOWEVER, that Securities sold to a transferee in a "public" sale pursuant to Rule 144 that were sold by a Purchaser in an Exempt Transfer pursuant to Sections 3.2(a), (b),
(c), (d), (e), (f), (g) or (h) shall still be deemed to be Securities.

          (y) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (z) "SECURITIES PURCHASE AGREEMENT" shall mean that certain Securities Purchase Agreement, dated as of February 10, 1998, by and among the Company and certain of the Purchasers of the Company's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock, as the same may be amended and in effect from time to time.

          (aa) "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

          (bb) "SERIES G PURCHASE AGREEMENT" shall mean that certain Series G Preferred Stock Purchase Agreement, by and between the Company and BTI Ventures L.L.C.

          (cc) "SERIES G RECAPITALIZATION AGREEMENT" shall mean one or more recapitalization agreements, by and among the Company and certain holders of Series B Preferred Stock and Series D Preferred Stock, as contemplated in
Section 5.11 of the Series G Purchase Agreement.

          (dd) "WARRANTS" shall mean the Company's issued and outstanding Warrants to purchase certain shares of Common Stock issued pursuant to the Warrant Agreement, dated as of June 23, 1998, between the Company and Norwest Bank Minnesota, National Association, as warrant agent.

2.   REGISTRATION RIGHTS.

     2.1  REQUESTED REGISTRATION.

          (a) REQUEST FOR REGISTRATION. If the Company shall receive from Initiating Holders at any time after the earlier of (I) April 13, 2005 or (II) one year after the effective date of the first registration statement filed by the Company pursuant to the Securities Act covering an underwritten offering of Common Stock to the general public, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

               (i) promptly give written notice of the proposed registration to all other Holders; and

               (ii) as soon as practicable, use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities
Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) calendar days after such written notice from the Company is given. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 2.1(e), include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1(a):

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) After the Company has initiated one such registration pursuant to this Section 2.1(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to
Section 2.3 hereof and would, absent such election, have been required to bear such expenses) or

                    (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

          (b) SPECIAL DEMAND RIGHTS. After 180 days after the effective date of the first registration statement filed by the Company pursuant to the Securities Act covering an underwritten offering of Common Stock to the general public, upon the written request of BTI (or its Affiliates or a transferee who agrees to be bound by the terms of this Agreement) (a "BTI DEMAND"), that the Company effect any registration with respect to all or a part of the Registrable Securities held by such entity, the Company will:

               (i) promptly give written notice of the proposed registration to all other Holders; and

               (ii) as soon as practicable, use commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities
Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request (including shares of Common Stock issuable upon the conversion of Series F Preferred Stock and Series G Preferred Stock, if applicable), together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) calendar days after such written notice from the Company is given. The registration statement filed pursuant to a BTI Demand may, subject to the provisions of Sections 2.1(e), include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1(b):

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B)  After the Company has initiated pursuant to this
Section 2.1(b) six such registrations (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which at least 80% of the securities requested to be sold by BTI have been sold);

                    (C) If the party making the BTI Demand holds less than 5% of the outstanding shares of Common Stock (on an as converted basis) at the time of such demand; or

                    (D) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; PROVIDED that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the requests contemplated in Sections 2.1(a) and 2.1(b); PROVIDED, HOWEVER, that if (I) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (II) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders or the BTI Demand, as the case may be, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

          (d) UNDERWRITING. If the Holders requesting registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to Section 2.1(a) or 2.1(b) and the Company shall include such information in the written notice referred to in Section 2.1(a)(i) and Section 2.1(b)(i). In such event, the right of any Holder to registration pursuant to Sections 2.1(a) or 2.1(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities such Holder holds.

          (e) PROCEDURES. If the Company shall request inclusion in any registration pursuant to Sections 2.1(a) or 2.1(b) of securities being sold for its own account, or if other Persons shall request inclusion in any registration pursuant to Sections 2.1(a) or 2.1(b), the Initiating Holders or the party making the BTI Demand shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2. The Company shall (together with all Holders and other Persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, in the case of registrations pursuant to Section 2.1(a) or the entity making the BTI Demand, in the case of registrations pursuant to Section 2.1(b), which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2.1(e), if the representative of the underwriters advises the Initiating Holders or the entity making the BTI Demand in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated: first, to the Holders of Registrable Securities pro rata based on the number of shares of Registrable Securities for which registration was requested; and second, to the Company for securities being sold for its own account; and finally, to the holders of other securities of the Company with registration rights pro rata based on the number of shares for which registration was requested. The Company shall not limit the number of Registrable Securities to be included in a registration statement pursuant to this Section 2.1 in order to include shares held by Purchasers with no registration rights or any other shares of stock issued to employees, officers, directors or consultants pursuant to a stock option plan of the Company or in order to include in such registration securities registered for the Company's own account. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, the underwriter, the Initiating Holders or BTI, as the case may be, and the securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(e), then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with this Section 2.1(e).

     2.2  COMPANY REGISTRATION.

          (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 2.1 hereof), other than a registration statement on Form S-8 relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales, the Company will:

               (i)  promptly give to each Holder written notice thereof; and

               (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) calendar days after the written notice from the Company described in clause (i) above is given by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

          (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

          (c) Notwithstanding any other provision of this Section 2.2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable

Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated: first, to the Company for securities being sold for its own account; second, to the Holders of Registrable Securities pro rata based on the number of shares of Registrable Securities for which registration was requested; and finally, to the holders of other securities of the Company with registration rights pro rata based on the number of Other Shares for which registration was requested. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by Purchasers with no registration rights or any other shares of stock issued to employees, officers, directors, or consultants pursuant to a stock option plan of the Company, in order to include in such registration securities registered for the Company's own account. If any Person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (d) If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all Persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Persons requesting additional inclusion as set forth above.

     2.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1 and 2.2 hereof and reasonable fees and expenses of one counsel for the selling Holders shall be borne by the Company; PROVIDED, HOWEVER, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 2.1(a) and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 2.1(a)(ii)(B) hereof. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, such registration shall not be treated as a counted registration for purposes of
Section 2.1 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the holders of such securities.

     2.4 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use commercially reasonable efforts to:

          (a) Keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; PROVIDED, HOWEVER, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request and provide the Holders, underwriters and their respective counsel the opportunity to participate in the preparation of such documents;

          (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed and use commercially reasonable efforts to register and qualify the Registrable Securities under state securities laws or blue sky laws of those jurisdictions within the United States and Puerto Rico as shall be reasonably required in order to effect the distribution of the Registrable Securities; provided, however, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 2.4 be obligated to be so qualified or to consent to general service of process in any such jurisdiction and provided that the Company shall not be required to register or qualify such Registrable Securities in any jurisdiction in which the Company would solely as a result thereof (i) become subject to taxation, (ii) be required (or any shareholder would be required) to escrow shares of Common Stock or be subject to other significant limitations on its (or any such shareholder's) disposition of such shares or (iii) be required to amend the terms of such public offering, in each case in a manner which is materially adverse to the Company;

          (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, PROVIDED that such underwriting agreement contains customary underwriting provisions and PROVIDED FURTHER that if the underwriter so requests the underwriting agreement will contain customary contribution provisions;

          (i) Use its commercially reasonable efforts to obtain the withdrawal of any stop order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

          (j) Cause to be furnished, at the request of each Holder of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration, if such Registrable Securities are being sold through underwriters, or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (i) a signed counterpart of an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance reasonably satisfactory to such Holder, addressed to the underwriters, if any, and to each Holder of Registrable Securities, and (ii) a letter dated such date, signed by the independent certified public accountants of the Company, in form and substance reasonably satisfactory to such Holder of Registrable Securities, addressed to the underwriters, if any, and to such Holder of Registrable Securities, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the independent certified public accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuers' counsel and in independent certified public accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the independent certified public accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such Holder (or the underwriters, if any) may reasonably request; and

          (k) Otherwise use commercially reasonable efforts to make available the executive officers of the Company (including David Scott and the Company's Chief Financial Officer) to participate in such "road shows" or other selling efforts as may be reasonably requested by the Holders in connection with the distribution of the Registrable Securities.

     2.5  INDEMNIFICATION.

          (a) The Company will indemnify each Holder, each of its officers, directors, partners, legal counsel, and accountants and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each Person who controls within the meaning of
Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each Person controlling such Holder, each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, PROVIDED that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder and Other Purchaser, and each of their officers, directors, and partners, and each Person controlling such Holder or Other Purchaser, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Purchasers, directors, officers, partners, legal counsel, and accountants, Persons, underwriters, or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; PROVIDED, HOWEVER, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and PROVIDED FURTHER that in no event shall any indemnity under this Section 2.5 exceed the gross proceeds from the offering received by such Holder.

          (c) Each party entitled to indemnification under this Section 2.5 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnifying Party otherwise agrees or unless representation by the Indemnifying Party's counsel is inappropriate due to actual or potential conflicts of interest), and PROVIDED FURTHER that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) Notwithstanding any of the foregoing, no Holder shall be required to contribute any amount in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement and no Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     2.6 INFORMATION BY HOLDER. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

     2.7 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and until April 13, 2004, if the Company enters into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder, then the Company shall give equivalent registration rights to the Holders.

     2.8 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

          (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

          (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     2.9 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to a Holder by the Company under this
Section 2 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 200,000 shares of Registrable Securities (subject to adjustments for stock splits, stock dividends, reverse stock splits, including the 10 for 1 reverse stock split contemplated by the Restated Certificate filed or to be filed pursuant to the Series G Purchase Agreement, and the like), PROVIDED that the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, PROVIDED FURTHER that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

     2.10 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of securities of the Company, a Purchaser shall not sell or otherwise transfer or dispose of any securities of the Company held by such Purchaser (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, PROVIDED that:

          (a) such agreement shall only apply to the first such registration statement of the Company, including securities to be sold on its behalf to the public in an underwritten offering; and

          (b) all officers and directors of the Company are bound by and have entered into similar agreements.

     The obligations described in this Section 2.10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     2.11 DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

3.   RESTRICTIONS ON TRANSFER.

     3.1 TRANSFER. No Purchaser will, voluntarily or involuntarily, directly or indirectly, sell, transfer, assign, donate, pledge or otherwise encumber or dispose of any interest (a "TRANSFER") in all or any portion of the Securities or Option Shares except pursuant to an Exempt Transfer.

     3.2 EXEMPT TRANSFER. The restrictions contained in this Section 3 will not apply to any Transfer which is one of the following "EXEMPT TRANSFERS":

          (a) the Transfer by a partnership to its partners or retired partners in accordance with partnership interests;

          (b) the Transfer by a corporation to its shareholders in accordance with their interest in the corporation;

          (c) the Transfer by a limited liability company to its members in accordance with their interest in the limited liability company;

          (d) the Transfer by a Purchaser to such Purchaser's spouse, lineal descendant, father, mother, brother or sister ("IMMEDIATE FAMILY");

          (e) the Transfer by a Purchaser to a custodian or trustee for the account of such Purchaser or such Purchaser's Immediate Family;

          (f) the Transfer by a Purchaser (other than Transfers of Option Shares by a member of Key Management) to any Affiliate of that Purchaser;

          (g) the Transfer to the Company or any other Purchaser; PROVIDED, HOWEVER, that a member of Key Management may not Transfer any Option Shares to the Company or any other Purchaser during the Key Management Restricted Period (as defined below), except for Transfers to the Company in payment of the exercise price of any stock option granted pursuant to a stock option plan and/or option agreement of the Company;

          (h) a bona fide pledge or mortgage with a commercial lending institution that creates a mere security interest;

          (i)  pursuant to Section 5 or 6 of this Agreement; PROVIDED that:

               (i) Transfers of fully vested Option Shares held by Key Management may be made only after the fifth anniversary of the date of the option grant pursuant to which such Option Shares were acquired (the "KEY MANAGEMENT RESTRICTED PERIOD"); PROVIDED, HOWEVER, that prior to the end of the applicable Key Management Restricted Period with respect to any fully vested Option Shares, each member of Key Management may exercise its co-sale rights under Section 6 on Transfers by BTI or its Affiliates; and

               (ii) Restricted Holders may not Transfer any of their respective Securities under this subsection 3.2(i) for a period of three (3) years from and including the closing date of the Company's first Qualifying Public Offering (the "IPO CLOSING DATE") (PROVIDED that if the Company consummates an IPO that is not a Qualifying Public Offering, the IPO Closing Date shall be deemed to be the earlier of (x) the last day of any Qualifying Trading Period and (y) the closing date of such IPO if in connection with such IPO, all of the shares of the Series Preferred are converted into shares of Common Stock pursuant to the Restated Certificate); PROVIDED, HOWEVER, that:

                    (a) Restricted Holders may Transfer during each of the periods set forth below up to the percentage of their respective Securities (not including any Option Shares held by Key Management) outstanding on the IPO Closing Date set forth opposite such periods:

                  Period (measured in
               days from IPO Closing Date)             Percentage
               ---------------------------             ----------
                    1 through 180                           0%
                    181 through 270                        12.5%
                    271 through 365                        12.5%
                    366 through 456                         8.75%
                    457 through 546                         8.75%
                    547 through 636                         8.75%
                    637 through 730                         8.75%
                    731 through 821                        10%
                    822 through 911                        10%
                    912 through 1001                       10%

      1002 through 1095                     10%

                   (B) Any unused portion of the percentage of Securities (not including any Option Shares held by Key Management) a Restricted Holder may Transfer pursuant to subsection 3.2(ii)(A) above for any given period may be carried over and added to the percentage permitted to be Transferred in a subsequent period.

          (j) pursuant to Section 2 or 7 of this Agreement; PROVIDED, HOWEVER, each member of Key Management acknowledges and agrees that he may not Transfer any Option Shares pursuant to Section 2 until the expiration of the Key Management Restricted Period, except that prior to the end of the applicable Key Management Restricted Period with respect to any Option Shares, each member of Key Management may request registration of fully vested Option Shares pursuant to Section 2.1 or 2.2 in an amount equal to the product of (i) the number of fully vested Option Shares then held by such member of Key Management and (ii) the quotient determined by dividing (A) the total number of shares of Common Stock requested by BTI to be registered in such offering by (B) the aggregate number of shares of Common Stock beneficially owned by BTI;

          (k) Transfers of fully vested Option Shares held Key Management that are made after a Qualifying Public Offering (or, in the event that the Company consummates an IPO that is not a Qualifying Public Offering, after the earlier to occur of (x) the last day of any Qualifying Trading Period and (y) the closing date of such IPO if in connection with such IPO, all of the shares of the Series Preferred are converted into shares of Common Stock pursuant to the Restated Certificate) but before the fifth anniversary of the date of the option grant pursuant to which such Option Shares were acquired; PROVIDED that (i) no more than ten percent (10%) of the fully vested Option Shares held by any individual may be Transferred in any given calendar year pursuant to this
Section 3.2(k), (ii) any unused portion of this ten percent (10%) from a given calendar year may be carried over to, and be available for Transfers in, subsequent calendar years pursuant to this Section 3.2(k), and (iii) in no event can any individual Transfer more than an aggregate of twenty five percent (25%) of their fully vested Option Shares pursuant to this Section 3.2(k); or

          (l) notwithstanding any provision herein to the contrary, at any time, Transfers effected in accordance with the terms of a merger, consolidation, recapitalization or similar transaction that has been approved by a majority of the Board of Directors, and, if so required, that has been approved or adopted by the requisite vote or votes of the stockholders of the Company.

     3.3 SECURITIES LAWS; ASSIGNMENT OF OBLIGATIONS. In addition to any other restriction on Transfer herein, such Purchaser will not effect any Transfer (other than Transfers pursuant to Sections 2, 3.2(i) or 7 hereof) until the transferee has agreed in writing to be bound by the terms of this Agreement, at which time such transferee shall be a "Purchaser" for all purposes of this Agreement, and:

          (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) Such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act; PROVIDED, HOWEVER, that it is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     3.4 LEGEND.

          (a) Each certificate representing Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

THE SALE, TRANSFER OR PLEDGE OF THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN PURCHASER RIGHTS AGREEMENT BETWEEN THE COMPANY AND CERTAIN HOLDERS OF ITS SECURITIES, AS THE SAME MAY BE AMENDED AND IN EFFECT FROM TIME TO TIME. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

          (b) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Purchaser if the Purchaser shall have obtained an opinion of counsel at such Purchaser's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     3.5 IMPROPER TRANSFER. Any attempt to Transfer any Securities or Option Shares which is not in accordance with this Agreement shall be null and void, and the Company shall not give any effect to such attempted Transfer in the records of the Company.

4.   PRE-EMPTIVE RIGHT.

     4.1 PRE-EMPTIVE RIGHT. The Company hereby grants to each Purchaser who owns shares of Series Preferred or Common Stock (such Purchasers referred to as the "PRE-EMPTIVE PURCHASERS") the right to purchase a pro rata portion of New Securities (as defined in Section 4.2) which the Company may, from time to time, propose to sell and issue (the "PRE-EMPTIVE RIGHT"). Such Pre-Emptive Purchaser's pro rata share for purposes of this Pre-Emptive Right is the ratio of the number of shares of Common Stock owned by such Pre-Emptive Purchaser (on an as-converted, as-exercised basis) immediately prior to the issuance of New Securities, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of all securities and full exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company. Each Pre-Emptive Purchaser exercising their portion of the Pre-Emptive Right in full (an "EXERCISING PRE-EMPTIVE PURCHASER") shall have a right of over-allotment such that if any other Pre-Emptive Purchaser fails to exercise its right hereunder to purchase its pro rata share of New Securities (a "NON-PURCHASING PRE-EMPTIVE PURCHASER"), such Exercising Pre-Emptive Purchaser may purchase such portion, on a pro rata basis, by giving written notice to the Company within ten (10) calendar days from the date that the Company provides written notice of the amount of New Securities such Non-Purchasing Pre-Emptive Purchasers have failed to exercise their Pre-Emptive Rights hereunder. This Pre-Emptive Right shall be subject to the following provisions of this Section 4.

     4.2 NEW SECURITIES. "NEW SECURITIES" shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; PROVIDED that the term "New Securities" does not include (i) securities purchased under the Securities Purchase Agreement, Series D Purchase Agreement, dated July 2, 1999 (the "SERIES D PURCHASE AGREEMENT"), the plan of recapitalization adopted by the Board of Directors and stockholders of the Company providing for the conversion of each share of the Series B Preferred Stock into one share of Series B Preferred Stock and 0.22222 of a share of Series E Preferred Stock (the "SERIES E RECAPITALIZATION"), the Purchase Agreement, the Series G Purchase Agreement or the Series G Recapitalization Agreement; (ii) securities issuable upon conversion or exercise of the securities purchased under the Securities Purchase Agreement, Series D Purchase Agreement, Series E Recapitalization, Purchase Agreement, Series G Purchase Agreement or the Series G Recapitalization Agreement]; (iii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity; (iv) any borrowings, direct or indirect, from financial institutions or other Persons by the Company, whether or not currently authorized, including any type of loan or payment evidenced by any type of debt instrument, PROVIDED such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (v) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (vi) securities issued to vendors or customers or to other Persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors; (vii) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other Person; (viii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; and (ix) securities issuable upon the exercise of the Warrants.

     4.3 NOTICE. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Pre-Emptive Purchaser written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each such Pre-Emptive Purchaser shall have twenty (20) calendar days after any such notice is given to agree to purchase such Pre-Emptive Purchaser's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     4.4 SELLING PERIOD. In the event any Pre-Emptive Purchaser or Exercising Pre-Emptive Purchaser fails to exercise fully the Pre-Emptive Right within said twenty (20) day period and after the expiration of the 10-day period for the exercise of the over-allotment provisions of Section 4.1, the Company shall have one hundred twenty (120) calendar days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) calendar days from the date of said agreement) to sell the New Securities respecting which any Pre-Emptive Purchasers' or Exercising Pre-Emptive Purchasers' Pre-Emptive Right option set forth in this Section 4 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to the Pre-Emptive Purchasers pursuant to Section 4.3. In the event the Company has not sold within said 120-day period or entered into an agreement to sell the New Securities in accordance with the foregoing within said 120-day period from the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Pre-Emptive Purchasers in the manner provided in Section 4.3 above.

     4.5 TRANSFER OF PRE-EMPTIVE RIGHT. The Pre-Emptive Right set forth in this
Section 4 may be transferred or assigned by a Pre-Emptive Purchaser only to a transferee or assignee of not less than (i) 200,000 shares of Series B Preferred Stock or Series H Preferred Stock or a combination of both, (ii) 200,000 shares of Series C Preferred Stock, (iii) 200,000 shares of Series D Preferred Stock or Series I Preferred Stock or a combination of both, (iv) 200,000 shares of Series F Preferred Stock, (v) 200,000 shares of Series G Preferred Stock, or (vi) 200,000 shares of Common Stock (in each case, subject to adjustments for stock splits, stock dividends, reverse stock splits, including the 10 for 1 reverse stock split contemplated by the Restated Certificate filed or to be filed pursuant to the Series G Purchase Agreement, and the like), PROVIDED that the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such Pre-Emptive Rights are being transferred or assigned, and PROVIDED FURTHER that the transferee or assignee of such rights assumes in writing the obligations of such Pre-Emptive Purchaser under this Agreement.

     4.6 TERMINATION OF PRE-EMPTIVE RIGHT. Notwithstanding any other provision of this Article 4, no Purchaser shall have any Pre-Emptive Right pursuant to this Agreement or otherwise with respect to the Company's initial public offering of its Common Stock pursuant to a registration statement on Form S-1 or Form S-3, and the Purchasers shall no longer have any Pre-Emptive Right pursuant to this Agreement or otherwise after the Company's first Qualifying Public Offering (PROVIDED that if the Company consummates an IPO that is not a Qualifying Public Offering in which all of the shares of Series Preferred are converted into shares of Common Stock pursuant to the Restated Certificate, then the Purchasers shall no longer have any Pre-Emptive Right pursuant to this Agreement or otherwise after such IPO).

5.   RIGHT OF FIRST REFUSAL.

     5.1 RIGHT OF FIRST REFUSAL. Commencing on (i) the earlier of 180 days after a Qualifying Public Offering (PROVIDED that if the Company consummates an IPO that is not a Qualifying Public Offering in which all of the shares of Series Preferred are converted into shares of Common Stock pursuant to the Restated Certificate, then 180 days after such IPO) and April 13, 2003 for Purchasers other than as provided in (ii), and (ii) the fifth anniversary of the date of the option grant pursuant to which the fully vested Option Shares held by members of Key Management were acquired, no Purchaser shall sell or otherwise Transfer any shares of capital stock of the Company (whether now owned or hereafter acquired) or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except as set forth herein:

          (a) If Purchaser desires to sell or otherwise Transfer any shares of capital stock, then such Purchaser (the "SECTION 5 SELLING PURCHASER") shall give at least thirty (30) calendar days written notice thereof to the Company and the other Purchasers. The notice shall name the proposed transferee and state the number of shares of capital stock to be sold or otherwise Transferred, the proposed consideration, and all other terms and conditions of the proposed sale or other Transfer.

          (b) For twenty (20) calendar days following receipt of such notice, the Company shall have the option but not the obligation to purchase all (but not less than all) of the shares of capital stock specified in the notice at the price and upon the terms set forth in such notice; PROVIDED, HOWEVER, that, with the consent of the Section 5 Selling Purchaser, the Company shall have the option to purchase a lesser portion of the shares of capital stock specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other Transfer in which the proposed transferee is not paying the full price for the shares of capital stock, and that is not otherwise exempted from the provisions of this Section 5.1, the price shall be deemed to be the fair market value of the capital stock at such time as determined in good faith by the Board of Directors. In the event the Company elects to purchase all of the shares of capital stock or, with consent of the
Section 5 Selling Purchaser, a lesser portion of the shares of capital stock, it shall give written notice to the Section 5 Selling Purchaser of its election and settlement for said shares of capital stock shall be made as provided below in paragraph (d).

          (c) If the Company does not elect to purchase the shares specified in the notice, then the Company shall promptly provide written notice to the Purchasers of such election (which in no event will be later than 20 calendar days following receipt of the notice referred to in Section 5.1(a)) and the Purchasers may elect to purchase all (but not less than all) of the shares by delivering written notice to the Company and the Section 5 Selling Purchaser within ten (10) calendar days after notice is given by the Company.

          (d) In the event the Company and/or any other Purchasers elect to acquire any of the shares of capital stock of the Section 5 Selling Purchaser as specified in said Section 5 Selling Purchaser's notice, the Secretary of the Company shall so notify the Section 5 Selling Purchaser and settlement thereof shall be made in cash within forty (40) days after the Secretary of the Company receives said Section 5 Selling Purchaser's notice; PROVIDED that if the terms of payment set forth in said Section 5 Selling Purchaser's notice were other than cash against delivery, the Company and/or the other Purchasers shall pay for said shares on the same terms and conditions set forth in said Section 5 Selling Purchaser's notice.

          (e) In the event the Company and/or the other Purchasers do not elect to acquire all of the shares of capital stock specified in the Section 5 Selling Purchaser's notice, said Section 5 Selling Purchaser may, within the sixty-day period following the expiration of the rights granted to the Company and/or the other Purchasers herein, Transfer the shares of capital stock specified in said
Section 5 Selling Purchaser's notice which were not acquired by the Company and/or the other Purchasers as specified in said Section 5 Selling Purchaser's notice on terms and conditions not more favorable to the transferee than those described in the Section 5 Selling Purchaser's notice. Any proposed Transfer on terms and conditions more favorable than those described in such notice, as well as any subsequent proposed Transfer of any of the shares of capital stock specified in such notice shall again be subject to the right of first refusal rights of the Company and the Purchasers and shall require compliance by such
Section 5 Selling Purchaser(s) with the procedures described in this Section 5.

     5.2 TRANSFERS EXEMPT FROM RIGHT OF FIRST REFUSAL. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this section:

          (a) A Purchaser's Transfer to such Purchaser's Immediate Family.

          (b) A Transfer to any custodian or trustee for the account of such Purchaser or such Purchaser's Immediate Family.

          (c) A Purchaser's bona fide pledge or mortgage with a commercial lending institution creating a mere security interest.

          (d) A corporate Purchaser's Transfer of any or all of its shares of capital stock to its stockholders in accordance with their interest in the corporation.

          (e) A Transfer by a Purchaser which is a partnership to any or all of its partners or retired partners in accordance with partnership interests.

          (f) A Transfer by a Purchaser to any Affiliate of that Purchaser.

          (g) A Transfer by a Purchaser which is a limited liability company to its members in accordance with their interest in the limited liability company.

     In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this section, and there shall be no further Transfer of such stock except in accord with this section.

     5.3 RIGHT OF FIRST REFUSAL AFTER A PUBLIC OFFERING. The foregoing right of first refusal shall be modified after the closing of a Qualifying Public Offering (or an IPO that is not a Qualifying Public Offering in which all of the shares of Series Preferred are converted into shares of Common Stock pursuant to the Restated Certificate) with respect to "public sales" pursuant to Rule 144 (including Rule 144(k)) under the Securities Act such that the Company shall have twenty-four (24) hours to decide to exercise its right to purchase the shares specified in the notice and to notify the Purchasers of its election and the Purchasers only twenty-four (24) hours after such notice is given to exercise their election.

     5.4 TRANSFER EXEMPT FROM FIRST REFUSAL RIGHT AFTER A PUBLIC OFFERING. Anything to the contrary contained herein notwithstanding, any Transfer after the closing of a Qualifying Public Offering (or an IPO that is not a Qualifying Public Offering in which all of the shares of Series Preferred are converted into shares of Common Stock pursuant to the Restated Certificate) by a Purchaser which in the aggregate, over the term of this Agreement, amounts to no more than 10,000 shares of Series Preferred or Common Stock (subject to adjustments for stock splits, stock dividends, reverse stock splits, including the 10 for 1 reverse stock split contemplated by the Restated Certificate filed or to be filed pursuant to the Series G Purchase Agreement, and the like), shall be exempt from the provisions of this Section 5.

     5.5 TRANSFERS BY BTI EXEMPT FROM FIRST REFUSAL RIGHT. Anything to the contrary contained herein notwithstanding, any Transfer of any shares of capital stock of the Company by BTI shall be exempt from the provisions of this Section 5.


6.   CO-SALE RIGHT.

     6.1 NOTICE. At any time after April 13, 2003, if a Purchaser holding Series Preferred or Common Stock proposes to sell or otherwise Transfer any shares of Series Preferred or Common Stock ("CO-SALE STOCK") then such Purchaser (a "SECTION 6 SELLING PURCHASER") shall promptly give written notice (the "NOTICE") simultaneously to the Company and to each of the other Purchasers holding Series Preferred or Common Stock at least thirty (30) calendar days prior to the closing of such sale or other Transfer. The Notice shall describe in reasonable detail the proposed sale or other Transfer including, without limitation, the number of shares of Co-Sale Stock to be sold or otherwise Transferred, the nature of such sale or other Transfer, the total consideration to be paid to the
Section 6 Selling Purchaser (including any consideration for the securities that is paid or to be paid under other arrangements with the Section 6 Selling Purchaser, including but not limited to, compensation for employment or services in excess of the reasonable value of the Section 6 Selling Purchaser's services), and the name and address of each prospective purchaser or transferee.

     6.2 NOTICE OF PARTICIPATION. Each Purchaser holding Series Preferred or Common Stock shall have the right, exercisable upon written notice to the Company within fifteen (15) calendar days after the Notice is given, to participate in such sale of Co-Sale Stock on the same terms and conditions. Such notice shall indicate the number of shares of Series Preferred or Common Stock such Purchaser wishes to sell under his or her right to participate. To the extent one or more Purchasers exercises such right of participation in accordance with the terms and conditions set forth in this Section 6, the number of shares of Co-Sale Stock that may be sold in the transaction shall be computed as set forth below. Each Purchaser desiring to participate shall be referred to as a "PARTICIPANT". If one or more Purchasers become Participants, each Participant shall sell that number of shares of Series Preferred or Common Stock equal to the product obtained by multiplying (a) the aggregate number of shares of Co-Sale Stock by (b) a fraction the numerator of which is the number of shares of Series Preferred or Common Stock owned by the Participant or the Section 6 Selling Purchaser, as the case may be, at the time of the sale or other Transfer (on an as-converted to Common Stock basis) and the denominator of which is the total number of shares of Series Preferred or Common Stock owned by all Participants and the Section 6 Selling Purchaser at the time of the sale or other Transfer (on an as-converted to Common Stock basis).

     6.3 TRANSFER. Each Participant shall effect its participation in the sale by promptly delivering to the Company for Transfer to the prospective purchaser one or more certificates, properly endorsed for Transfer of the type and number of shares of Series Preferred or Common Stock which such Participant elects to sell. In the event the Participant holds the same type of stock as the Section 6 Selling Purchaser intends to sell the Participant must sell that type of stock.

     6.4 ADDITIONAL TRANSFER PROVISIONS. The stock certificate or certificates that the Participant delivers to the Company pursuant to Section 6.3 shall be Transferred to the prospective purchaser in consummation of the sale of the Series Preferred or Common Stock pursuant to the terms and conditions specified in the Notice, and the Section 6 Selling Purchaser(s) shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such Transfer or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, such Section 6 Selling Purchaser(s) shall not sell to such prospective purchaser or purchasers any Co-Sale Stock unless and until, simultaneously with such sale, such Section 6 Selling Purchaser(s) shall purchase such shares or other securities from such Participant on the same terms and conditions specified in the Notice.

     6.5 NO ELECTION TO PARTICIPATE. If none of the other Purchasers holding Series Preferred or Common Stock to participate in the sale of the Co-Sale Stock subject to the Notice, such Section 6 Selling Purchaser(s) may, not later than sixty (60) calendar days following delivery to the Company of the Notice, enter into an agreement providing for the closing of the Transfer of the Co-Sale Stock covered by the Notice within thirty (30) days of such agreement on terms and conditions not more favorable to the transferee than those described in the Notice. Any proposed Transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed Transfer of any of the Co-Sale Stock by a Section 6 Selling Purchaser(s), shall again be subject to the co-sale rights of the Purchasers and shall require compliance by such
Section 6 Selling Purchaser(s) with the procedures described in this Section 6.

     6.6 TRANSFERS EXEMPT FROM CO-SALE RIGHT.

          (a) Notwithstanding the foregoing, the co-sale rights of the Purchaser shall not apply to (i) any Transfer or Transfers by a Section 6 Selling Purchaser(s) which in the aggregate, over the term of this Agreement, amount to no more than 10,000 shares of Co-Sale Stock held by such holder (subject to adjustments for stock splits, stock dividends, reverse stock splits, including the 10 for 1 reverse stock split contemplated by the Restated Certificate filed or to be filed pursuant to the Series G Purchase Agreement, and the like), (ii) any bona fide pledge or mortgage of Co-Sale Stock with a commercial lending institution that creates a mere security interest, (iii) any Transfer to the Immediate Family of the holders of Co-Sale Stock, (iv) any Transfer to a custodian or trustee for the account of the holder of Co-Sale Stock or such holder's Immediate Family, (v) any Transfer or Transfers by a holder of Co-Sale Stock to another holder of Co-Sale Stock (the "TRANSFEREE-HOLDER") so long as the Transferee-Holder is, at the time of the Transfer, employed by, or acting as a consultant or director of, the Company, (vi) any bona fide gift or (vii) any Transfer by any Purchaser to an Affiliate of such Purchaser; PROVIDED that in the event of any Transfer made pursuant to one of the exemptions provided by clauses (ii), (iii), (iv), (v),
(vi) and (vii), (A) the holder of Co-Sale Stock shall inform the Purchasers of such Transfer prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Purchasers with a written agreement to be bound by and comply with all provisions of Sections 6 of this Agreement. Such transferred Co-Sale Stock shall remain "Restricted Stock" hereunder.

          (b) The co-sale rights of the Purchasers are subject to, and shall in no manner limit the right which the Company may have to repurchase securities from the holder of Co-Sale Stock pursuant to (i) a stock restriction agreement or other agreement between the Company and the holder of Co-Sale Stock and (ii) the Pre-Emptive Right set forth in Section 5 hereto.

     6.7 TERMINATION OF CO-SALE RIGHTS. The provisions of Section 6 of this Agreement shall not apply to sales pursuant to a registered public offering or "public" sales pursuant to Rule 144 under the Securities Act after the closing of a Qualifying Public Offering (or an IPO that is not a Qualifying Public Offering in which all of the shares of Series Preferred are converted into shares of Common Stock pursuant to the Restated Certificate).

7.   DRAG ALONG RIGHTS.

     7.1 DRAG ALONG RIGHT. Notwithstanding any provisions herein to the contrary, if at any time after the date of this Agreement, BTI (the "INITIATING SECURITYHOLDER") sells or otherwise Transfers (whether in a stock sale, merger, consolidation or other transaction) all or substantially all of its securities of the Company, or agrees to the sale of all or substantially all of the assets of the Company to a third party (whether for cash, securities or a combination of both) (a "DRAG TRANSACTION"), then all Purchasers (including but not limited to the holders of the Option Shares) ("SELLING SECURITYHOLDERS") will be required to sell or similarly Transfer all of their securities of the Company held by them (and may be required to convert their Series Preferred into Common Stock in connection with such Drag Transaction) and to vote or act by written consent with respect to all securities of the Company beneficially owned by them, at each annual or special stockholders meeting with respect to such Drag Transaction, or to take all actions by written consent in lieu of such meetings, as are necessary to authorize, approve and adopt such Drag Transaction.

     7.2 CONSIDERATION. The consideration to be received by the Selling Securityholders shall be the same consideration per share to be received by the Initiating Securityholder for the corresponding class or series of stock (on an as-converted basis, if applicable), or type of security, and the terms and conditions of such sale shall be the same as those upon which the Initiating Securityholder sells its securities; PROVIDED, HOWEVER, that any general indemnity given by the Selling Securityholder, applicable to liabilities not specific to a particular Selling

Securityholder, to the purchaser in connection with such sale shall be apportioned among the Selling Securityholder according to the consideration received by each Selling Securityholder.

     7.3 EXPENSES. The fees and expenses incurred in connection with a sale under this Section 7 shall be shared by all the Purchasers on a pro rata basis.

     7.4 NOTICE. The Initiating Securityholder shall provide written notice to the other Selling Securityholder setting forth the consideration to be paid by the purchaser for the securities and the material terms of the sale within ten
(10) business days after such Initiating Securityholder exercises the Drag Along Rights pursuant to Section 7.1 ("DRAG ALONG NOTICE").

     7.5 DELIVERY OF SECURITIES. Within ten (10) business days after the date of the Drag Along Notice, each Selling Securityholder shall deliver to the Company, the duly endorsed certificate or certificates representing the securities held by such Selling Securityholder to be sold or Transferred, and a limited power-of-attorney authorizing the Company to take all actions necessary to sell or otherwise Transfer such securities. In the event that a Selling Securityholder should fail to deliver the securities, the Company shall cause the books and records of the Company to show that such securities are bound by the provisions of this Section 7 and that such securities may only be Transferred to the purchaser in such sale.

     7.6 REMITTANCE OF CONSIDERATION. Promptly after the consummation of the sale, the Purchaser shall remit directly to the Selling Securityholder the consideration for the securities sold pursuant thereto.

     7.7 TERMINATION OF DRAG-ALONG RIGHTS. Notwithstanding any other provision in this Article 7, if at any time BTI shall no longer beneficially own more that 20% of the Company's outstanding Common Stock (assuming conversion of all Series Preferred), BTI shall no longer have any Drag-Along Rights under this Agreement.

8.   BOARD OF DIRECTORS.

8.1  NOMINATION AND ELECTION OF DIRECTORS.

          (a) SIZE. The Company and the Purchasers agree to take any actions necessary so that the Board will be comprised of eleven (11) directors. The Company and the Purchasers agree to take any actions necessary so that, as of the First Closing (as defined and contemplated in the Series G Purchase Agreement), (i) the Series F Directors (as defined below) shall consist of Adam
H. Clammer, James H. Greene, Jr., Clint Johnstone and Henry R. Kravis, (ii) the Series G Directors (as defined below) shall consist of Mory Ejabat, Alexander Navab, Jr., and George R. Roberts; (iii) the Other Series Preferred Director (as defined below) shall consist of either Henry H. Bradley or Thomas R. Palmer;
(iv) the Common Director (as defined below) shall be David E. Scott; and (v) the Other Directors (as defined below) shall be Richard A. Jalkut and either, to the extent not elected as an Other Series Preferred Director, Henry H. Bradley or Thomas R. Palmer. Notwithstanding the foregoing, upon the effectiveness of the Company's first registration statement on Form 8-A (or any successor form or registration statement) with respect to its Common Stock (the "8-A EFFECTIVENESS EVENT"), no Purchaser shall have any rights or obligations, voting or otherwise, under this Section 8.1(a).

          (b) SERIES F AND G DIRECTORS AND BTI DIRECTORS.

               (i) For so long at least 6,666,667 shares of Series F Preferred Stock remain outstanding (subject to adjustment for any stock split, reverse stock split and the like), the holders of Series F Preferred Stock shall be entitled to elect and remove directors of the Company (the "SERIES F DIRECTORS") pursuant to the Company's Restated Certificate. For so long at least 42,379,182 shares of Series G Preferred Stock remain outstanding (subject to adjustment for any stock split, reverse stock split and the like), the holders of Series G Preferred Stock shall be entitled to elect and remove directors of the Company (the "SERIES G DIRECTORS" and, together with the Series F Directors, the "SERIES F AND G DIRECTORS") pursuant to the Company's Restated Certificate.

               (ii) In the event that either (x) less than 6,666,667 shares of Series F Preferred Stock or (y) less than 6,666,667 shares of Series G Preferred Stock remain outstanding (in each case, subject to adjustment for any stock split, reverse stock split and the like), as a result of conversion or otherwise, but BTI beneficially owns at least ten percent (10%) of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred), each of the Purchasers shall cause the election to the Board of Directors of a number of persons nominated by BTI to serve as members of the Board of Directors (each a "BTI NOMINEE" and together, the "BTI NOMINEES") equal to (A) the authorized size of the Board of Directors, multiplied by (B) (1) the total number of shares of Common Stock beneficially owned by BTI (assuming conversion of all Series Preferred), divided by (2) the total number of shares of Common Stock then outstanding (assuming conversion of all Series Preferred), rounding up so that the BTI Nominees will not represent less than such proportionate interest in the Company calculated above (less any Series F and G Directors elected by BTI as holders of Series F Preferred Stock and Series G Preferred Stock); PROVIDED, HOWEVER, that for purposes of this Section 8.1(b)(ii) only, the calculation of the total number of shares outstanding shall exclude (x) any equity securities issued by the Company after August 5, 1999 (other than the shares of Series F Preferred Stock issued after such date, shares of Series G Preferred Stock, shares of Series H Preferred Stock, shares of Series I Preferred Stock and any shares of Common Stock issued upon conversion of any of the foregoing), if at such time BTI beneficially owns twenty-five percent (25%) or more of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred and including (i) all equity securities issued by the Company after August 5, 1999, and (ii) any vested Option Shares and all shares of Common Stock issuable upon exercise of the Company's Warrants); PROVIDED that, so long as BTI beneficially owns at least five percent (5%) of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred), each of the Purchasers shall cause the election to the Board of Directors of one (1) BTI Nominee. The Company agrees to cause the BTI Nominees to be nominated for election to the Board of Directors (the "BTI DIRECTORS"); PROVIDED that for so long as BTI controls at least a majority of the voting power of the Series F Preferred Stock, the Series F Directors shall be deemed to be BTI Directors, and for so long as BTI controls at least a majority of the voting power of the Series G Preferred Stock, the Series G Directors shall be deemed to be BTI Directors. The Company and each Purchaser agree that a BTI Director may be removed without cause only with the approval of BTI.

          (c) OTHER SERIES PREFERRED DIRECTORS. For so long as at least 15,000,000 shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H

Preferred Stock and Series I Preferred Stock remain outstanding (subject to adjustments for stock splits, stock dividends, reverse stock splits, including the 10 for 1 reverse stock split contemplated by the Restated Certificate filed or to be filed pursuant to the Series G Purchase Agreement, and the like), the holders of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock and Series I Preferred Stock, voting together as a single class, shall be entitled to elect and remove one (1) director of the Company (the "OTHER SERIES PREFERRED DIRECTOR") pursuant to the Company's Restated Certificate. The Purchasers of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock and Series I Preferred Stock agree that for so long as the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series H Preferred Stock and Series I Preferred Stock remain outstanding and for such time as Henry H. Bradley or Thomas R. Palmer (i) is an employee of News-Press & Gazette Company and Kansas City Equity Partners, respectively, (ii) is willing to continue to serve on the Board of Directors, and (iii) do not violate their fiduciary duties to the stockholders of the Company or otherwise demonstrate that they are unfit to serve as members of the Board of Directors, that they will continue to nominate and elect either Mr. Bradley or Mr. Palmer (PROVIDED that such person nominated and elected meets the qualifications of clauses (i) through (iii)) as their representative on the Board of Directors of the Company.

          (d) COMMON AND CEO DIRECTOR.

               (i)   For so long as the conditions set forth in Sections 8.1(b)
(i) and 8.1(c) are satisfied, the holders of Common Stock shall be entitled to elect and remove one (1) director of the Company (the "COMMON DIRECTOR") pursuant to the Company's Restated Certificate and the holders of the Common Stock agree, that until such time as David E. Scott ceases to hold the position of Chief Executive Officer of the Company, that they will nominate and elect Mr. Scott as their representative on the Board of Directors, and if Mr. Scott ceases to function as the Chief Executive Officer of the Company, the holders of the Common Stock will nominate and elect another member of senior management of the Company to replace Mr. Scott. Notwithstanding the foregoing, after the 8-A Effectiveness Event, the holders of the Common Stock shall have no rights or obligations, voting or otherwise, under this Section 8.1(d)(i).

               (ii)  In the event the conditions set forth in either Section 8.1
(b)(i) or 8.1(c) cease to be satisfied or the 8-A Effectiveness Event has occurred, the Purchasers, for so long as Mr. Scott holds the position of Chief Executive Officer of the Company, shall cause Mr. Scott to be elected to the Board of Directors (the "CEO DIRECTOR").

          (e) OTHER DIRECTORS. The Board of Directors shall nominate the other members of the Board of Directors, if any, for election to the Board of Directors (the "OTHER DIRECTORS").

          (f) VOTING. Each Purchaser and any Affiliate of such Purchaser owning shares of Series Preferred or Common Stock agree to cast the votes to which they are entitled (whether at an annual or special meeting of stockholders or by written consent in lieu of a meeting or otherwise) in such a manner as to cause the BTI Nominees to be elected to the Board of Directors. Notwithstanding the foregoing, after the 8-A Effectiveness Event, no Purchaser or any Affiliate of a Purchaser shall have any rights or obligations, voting or otherwise, under this
Section 8.1(f).

          (g) EFFECTIVENESS. The Company and the Purchasers hereby represent and warrant that the procedures established in this Section 8.1 relating to the size of the Board of Directors and for the designation, nomination and election of the BTI Nominees is effective, under the terms of the Company's Restated Certificate and Bylaws, to ensure that at all times subsequent to the date hereof and until the earlier of the 8-A Effectiveness Event or the termination of this Agreement, the BTI Nominees shall be members of the Board of Directors. The Company and Purchasers covenant that if, at some point in the future, these procedures shall prove to be ineffective in so providing, the Company and the Purchasers shall take all steps within their respective power to provide for the designation, nomination and election of the BTI Nominees to the Board of Directors; PROVIDED that after the 8-A Effectiveness Event, no Purchaser shall have any obligation, voting or otherwise, with respect to the designation, nomination and election of the BTI Nominees. Upon the request of BTI, the Company agrees that it shall take all actions necessary to cause the Board of Directors to appoint nominees of the holders of Series F Preferred Stock and Series G Preferred Stock or BTI, as applicable, to the Boards of Directors of one or more Subsidiaries in proportion to the representation of the holders of the Series F Preferred Stock and Series G Preferred Stock or BTI, as applicable, on the Company's Board of Directors.

          (h) PUBLIC SOLICITATION. After a registered offering to the general public of the Company's equity securities, the Company shall use its reasonable best efforts to solicit from the stockholders of the Company eligible to vote for the election of directors proxies in favor of the nominees designated in accordance with this Section 8.1. For purposes of this Section 8.1 and all other purposes of this Agreement, "beneficial ownership" or to "beneficially own" shall be determined in a manner consistent with the meanings assigned to such terms in Rule 13d-3 and Rule 13d-5 of the Securities Act.

     8.2 BOARD COMMITTEES.

          (a) The Purchasers and the Company agree that so long as BTI beneficially owns at least ten percent (10%) of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred), the Purchasers and the Company shall take all actions necessary to cause the Board of Directors to appoint no less than two (2) of the Series F and G Directors or BTI Directors to any committees of the Board of Directors other than the Audit Committee, as requested by (i) the Purchasers holding a majority of the votes of the Series F Preferred Stock and Series G Preferred Stock (if the condition set forth in Sections 8.1(b)(i) is satisfied and the 8-A Effectiveness Event has not occurred), or (ii) BTI (if the condition set forth in Sections 8.1(b)(i) is not satisfied or the 8-A Effectiveness Event has occurred); PROVIDED that, so long as BTI beneficially owns at least five percent (5%) of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred), such committees shall include at least one (1) BTI Director.

          (b) The Purchasers and the Company agree that so long as BTI beneficially owns at least ten percent (10%) of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred), the Company shall, and the Purchasers shall cause the Company to, create a Compensation Committee of the Board of Directors consisting of four (4) members. Two members of such Compensation Committee shall not be employees of the Company and one member shall be either the Chief Executive Officer, the President, the Chief

Operating Officer or a Senior Vice President of the Company. The Purchasers and the Company agree that no fewer than two (2) BTI Directors shall serve on the Compensation Committee for so long as BTI beneficially owns at least ten percent (10%) of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred); PROVIDED that, so long as BTI beneficially owns at least five percent (5%) of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred), such committee shall include at least one (1) BTI Director.

          (c) Notwithstanding the foregoing, the Purchasers and the Company agree that BTI's representation on, and the size of, such committees of the Board of Directors shall be increased at any time as appropriate to reflect BTI's proportionate equity interest in the Company.

     8.3 VETO RIGHTS. So long as BTI beneficially owns at least 10% of the outstanding Common Stock of the Company (assuming conversion of all Series Preferred) or the aggregate outstanding shares of Series F Preferred Stock and Series G Preferred Stock, in each case representing such number of shares of Common Stock on an as-converted basis (subject to adjustment for any stock split, reverse stock split and the like), the approval of at least one (1) of the BTI Directors shall be required for the Board of Directors of the Company or any Subsidiary to approve and authorize any of the following with respect to the Company or any Subsidiary:

          (a) Any increase or decrease in the total authorized shares of, or issuance, sale, pledge or other disposition of, capital stock or any security exchangeable or exerciseable for or convertible into capital stock;

          (b) Any payment of any cash or non-cash dividends or other distributions with respect to any capital stock;

          (c) Any reclassification, combination, split, subdivision, redemption, repurchase or other acquisition of any shares of capital stock (excluding repurchases upon termination of services);

          (d) Any individual incurrence or guarantee of indebtedness (excluding draw downs on credit facilities) or the individual issuance of any debt securities in excess of $25,000,000;

          (e) Any change in the size or composition of the Board of Directors or any committee of the Board of Directors or create any new committee of the Board of Directors;

          (f) Any transaction with an Affiliate or any entity in which an Affiliate has an interest as a director, officer, employee or greater than 5% stockholder or interest through a family relationship (excluding repurchases upon termination of services);

          (g) Any hiring or termination of a chief executive officer;

          (h) Any adoption or modification of the annual budget and business plan;

          (i) Any amendment or modification of any material provision of the Indenture for the Company's Senior Notes, or the Company's main credit facility or any other material contract;

          (j) Any adoption, renewal or material modification of any material compensation or benefit plan or arrangement;

          (k) Any authorization of entering into a new line of business provided as of the date hereof;

          (l) Any consolidation, reorganization, share exchange,

recapitalization, business combination, merger or similar transaction other than intra-Company transactions;

          (m) Any sale, pledge, grant of security interest, lease, transfer or other disposition of assets in excess of twenty-five million dollars ($25,000,000);

          (n) Any acquisition of assets or securities of any other Person, except for acquisitions involving cash with an aggregate value of less than twenty-five million dollars ($25,000,000) for any single acquisition or series of related transactions;

          (o) Any amendment to the Company's Restated Certificate or Bylaws;

          (p) Any voting or similar agreement concerning the Company's capital stock;

          (q) Any payment, discharge or satisfaction of any material claim, liability or obligation or the commencement of any material suit or proceeding;

          (r) Any joint venture or similar profit sharing arrangement involving material assets or the payment or receipt of more than twenty-five million dollars ($25,000,000);

          (s) Any material license, contract or agreement; or

          (t) Any liquidation, dissolution or winding up of the Company.

     8.4 OBSERVER RIGHTS. Subject to the provisions of this Section 8.4, so long as Stephen L. Sauder holds at least an aggregate of 2,054,678 shares of the Company's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (subject to adjustment for any stock split, reverse stock split and the like), he shall have the right to attend all meetings of the Company's Board of Directors (other than Board committee meetings) in a nonvoting observer capacity, to receive notice of such meetings and to receive all minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors ("OBSERVER RIGHTS"). Subject to the provisions of this
Section 8.4, so long as Advantage Capital Missouri Partners I, L.P., Advantage Capital Missouri Partners II, L.P. and their Affiliates hold at least an aggregate of 940,875 shares the Company's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (subject to adjustment for any stock split, reverse stock split and the like), they shall have the right to appoint a total of one representative who shall have Observer Rights. Subject to the provisions of this Section 8.4, so long as White Pines Limited Partnership I and Pacific Capital, L.P. hold at least an aggregate of 1,104,526 shares the

Company's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (subject to adjustment for any stock split, reverse stock split and the like), they shall have the right to appoint a total of one representative who shall have Observer Rights. The Company may require as a condition precedent to granting Observer Rights under this Section 8.4 that each person proposing to attend any meeting of the Company's Board of Directors and each person to have access to any of the information provided by the Company to the Board of Directors shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so received during such meetings or otherwise. The Company also reserves the right not to provide information and to exclude persons having Observer Rights from any meeting or portion thereof (a) if the Company believes upon advice of counsel and with reasonable notice to the persons having Observer Rights that attendance at such meeting by such persons would adversely affect the attorney-client privilege or the Board's fiduciary duties, or (b) to protect confidential or competitively sensitive information. The Observer Rights set forth in this Section 8.4 shall terminate upon the closing of a Qualifying Public Offering (or an IPO that is not a Qualifying Public Offering in which all of the shares of Series Preferred are converted into shares of Common Stock pursuant to the Restated Certificate) unless terminated sooner pursuant to the terms of this Section 8.4.

9.   MISCELLANEOUS.

     9.1 GOVERNING LAW; PROCEEDINGS AND WAIVER OF JURY TRIAL. This Agreement shall be governed in all respects by the laws of the State of New York. All actions and proceedings arising our of or relating to this Agreement shall be heard and determined in New York state or federal court located in New York. Each party irrevocably waives all right to trial by jury in any action or proceeding (including counterclaims) arising out of or relating to this Agreement.

     9.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     9.3 ENTIRE AGREEMENT; AMENDMENT; WAIVER.

          (a) This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof; PROVIDED that the parties to this Agreement acknowledge and agree that the rights, restrictions and obligations set forth in this Agreement are in addition to, and not in replacement of, the rights, restrictions and obligations set forth in the Purchase Agreement, the Series G Purchase Agreement, the Company's Restated Certificate and the Management Stockholder Agreements.

          (b) This Agreement may be amended or modified only upon the written consent of the Company and Purchasers holding: (i) at least fifty percent (50%) of the Common Stock, voting together as a single class; (ii) at least fifty percent (50%) of the Series B Preferred Stock and Series H Preferred Stock, voting together as a single class; (iii) at least fifty percent (50%) of the Series C Preferred Stock, voting together as a single class; and (iv) at least fifty percent (50%) of the Series D Preferred Stock and Series I Preferred Stock, voting together as a single class; (v) at least fifty percent (50%) of the Series F Preferred Stock, voting together as a single class; and (vi) at least fifty percent (50%) of the Series G Preferred Stock, voting together as a single class.

          (c) The obligations of the Company and the rights of the holders of any series of the Series Preferred or of the Common Stock under this Agreement may be waived only with the written consent of Purchasers holding the following percentage of that series of the Series Preferred or of the Common Stock, as applicable: (i) at least fifty percent (50%) of the Common Shares, voting together as a single class; (ii) at least fifty percent (50%) of the Series B Preferred and Series H Preferred Stock, voting together as a single class; (iii) at least fifty percent (50%) of the Series C Preferred Stock, voting together as a single class; (iv) at least fifty percent (50%) of the Series D Preferred Stock and Series I Preferred Stock, voting together as a single class; (v) at least fifty percent (50%) of the Series F Preferred Stock, voting together as a single class; and (vi) at least fifty percent (50%) of the Series G Preferred Stock, voting together as a single class.

     9.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit A, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at such address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, facsimile transfer or delivery.

     9.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

     9.6 RIGHTS; SEPARABILITY. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.7 INFORMATION CONFIDENTIAL. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other Person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

     9.8 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

     9.9 COUNTERPARTS; EXECUTION BY FACSIMILE SIGNATURE. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

     9.10 BOARD MEETINGS/INFORMATION. The Board of Directors of the Company shall meet at least quarterly at all times during the term of this Agreement. In addition to the information rights set forth in the Purchase Agreement and the Series G Purchase Agreement, the Company shall provide to the Directors as soon as available after the end of each calendar month, copies of the unaudited interim financial statements of the Company and its consolidated Subsidiaries as at the end of such month or fiscal quarter, as the case may be, in each case in a form customarily distributed to the officers of the Company.

     9.11 RESTATED CERTIFICATE AND BYLAWS. The Company and the Purchasers shall take or cause to be taken all lawful action necessary to ensure at all times that the Company's Restated Certificate and Bylaws do not, at any time, contradict the provisions of this Agreement.

     9.12 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     9.13 EFFECTIVENESS. This Agreement shall become effective upon the First Closing (as defined in the Series G Purchase Agreement).

                     [Rest of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                     BIRCH TELECOM, INC.



                                     By: /s/ Gregory C. Lawhon
                                         ---------------------------------------
                                         Gregory C. Lawhon
                                         Senior Vice President

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         /s/ Stephen L. Sauder
                                         ---------------------------------------
                                         Stephen L. Sauder




Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:             19,781
Series C Preferred Stock:                -0-
Series D Preferred Stock:                -0-
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         NEWS-PRESS & GAZETTE COMPANY



                                         By: /s/ Henry H. Bradley
                                         ---------------------------------------
                                         Name:  Henry H. Bradley
                                         Title:




Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:          1,648,438
Series C Preferred Stock:          1,582,500
Series D Preferred Stock:            222,222
Series F Preferred Stock                 -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         HENRY H. BRADLEY TRUST DATED
JANUARY 9, 1998



                                         By: /s/ Henry Bradley
                                         ---------------------------------------
                                             Henry Bradley, Trustee




                                         By: /s/ Vickie Bradley
                                             -------------------
                                             Vickie Bradley, Trustee



Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:             65,938
Series C Preferred Stock:                -0-
Series D Preferred Stock:             14,815
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         VICKIE A. BRADLEY TRUST DATED
                                         JANUARY 9, 1998



                                         By: /s/ Henry Bradley
                                         ---------------------------------------
                                             Henry Bradley, Trustee



                                         By: /s/ Vickie Bradley
                                         ---------------------------------------
                                             Vickie Bradley, Trustee




Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:             32,969
Series C Preferred Stock:                -0-
Series D Preferred Stock:              7,407
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                        /s/ Henry H. Bradley
                                         ---------------------------------------
                                        Henry H. Bradley, as custodian for
                                        Katherine Elizabeth Bradley under the
                                        Missouri Uniform Transfers to Minors Act








Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:             32,969
Series C Preferred Stock:                -0-
Series D Preferred Stock:             11,111
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.




                                     /s/ Henry H. Bradley
                                     -------------------------------------------
                                     Henry H. Bradley, as custodian for Stephane
                                     Suzanne Bradley under the Missouri Uniform
                                     Transfers to Minors Act.


Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:             32,969
Series C Preferred Stock:                -0-
Series D Preferred Stock:             11,111
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                        /s/ Henry H. Bradley
                                        ----------------------------------------
                                        Henry H. Bradley, as custodian for David
                                        Bradley, III under the Missouri Uniform
                                        Transfers to Minors Act.


Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:             32,969
Series C Preferred Stock:                -0-
Series D Preferred Stock:             11,111
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         PACIFIC CAPITAL, L.P.

                                         By:  White Pines Ventures, LLC,
                                         its management company

                                         By: /s/Ian R. N. Bund
                                             -----------------------------------
                                         Name:  Ian R. N. Bund
                                             -----------------------------------
                                         Title: President
                                             -----------------------------------




Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:          1,219,925
Series C Preferred Stock:                -0-
Series D Preferred Stock:                -0-
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         WHITE PINES LIMITED PARTNERSHIP I

                                         By:  White Pines Ventures, LLC,
                                         its management company


                                         By: /s/ Ian R. N. Bund
                                             -----------------------------------
                                         Name: Ian R. N. Bund
                                             -----------------------------------
                                         Title: President
                                             -----------------------------------




Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:            989,128
Series C Preferred Stock:                -0-
Series D Preferred Stock:                -0-
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.




                                         /s/ David E. Scott
                                         ---------------------------------------
                                         David E. Scott


myriad

Number of shares held:

Common Stock:                       2,130,249
Series B Preferred Stock:                -0-
Series C Preferred Stock:             189,900
Series D Preferred Stock:                -0-
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         ADVANTAGE CAPITAL MISSOURI
                                         PARTNERS I, L.P.

                                         By:  Advantage Capital MO -
                                              GP I, LLC, its general partner

                                         By: /s/ David W. Bergmann
                                                --------------------------------
                                         Name: David W. Bergmann
                                                --------------------------------
                                         Title: VP/Member/Manager
                                                --------------------------------




Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:           1,318,750
Series C Preferred Stock:                -0-
Series D Preferred Stock:             145,550
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         KCEP I, L.P.



                                         By: /s/ Thomas R. Palmer
                                             -----------------------------------
                                         Name: Thomas R. Palmer
                                             -----------------------------------
                                         Title: Vice President
                                             -----------------------------------




Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:            945,108
Series C Preferred Stock:                -0-
Series D Preferred Stock:            111,111
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.




                                         /s/ Jeffrey D. Shackelford
                                         ---------------------------------------
                                         Jeffrey D. Shackelford



Number of shares held:

Common Stock:                      1,425,520
Series B Preferred Stock:                -0-
Series C Preferred Stock:                -0-
Series D Preferred Stock:                -0-
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         /s/ Gregory C. Lawhon
                                         ---------------------------------------
                                         Gregory C. Lawhon



Number of shares held:

Common Stock:                         92,035
Series B Preferred Stock:                -0-
Series C Preferred Stock:                -0-
Series D Preferred Stock:                -0-
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.




                                         /s/ David W. Vranicar
                                         ---------------------------------------
                                         David W. Vranicar



Number of shares held:

Common Stock:                        568,619
Series B Preferred Stock:             36,266
Series C Preferred Stock:                -0-
Series D Preferred Stock:                -0-
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                         KANSAS VENTURE CAPITAL, INC.



                                         By: /s/ John S. Dalton
                                             -----------------------------------
                                         Name:   John S. Dalton
                                             -----------------------------------
                                         Title: President
                                             -----------------------------------



Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:            164,844
Series C Preferred Stock:                -0-
Series D Preferred Stock:            166,666
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

         IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.




                                         /s/ Ian R. N. Bund
                                         ---------------------------------------
                                         Ian R. N. Bund




Number of shares held:

Common Stock:                            -0-
Series B Preferred Stock:             32,971
Series C Preferred Stock:                -0-
Series D Preferred Stock:             18,223
Series F Preferred Stock:                -0-
Series G Preferred Stock:                -0-
Series H Preferred Stock:                -0-
Series I Preferred Stock:                -0-

     IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                                        KCEP VENTURES II, L.P.



                                        By: /s/ Thomas R. Palmer
                                           -------------------------------------

                                        Name: Thomas R. Palmer
                                             -----------------------------------

                                        Title: Vice President
                                              ----------------------------------

Number of shares held:

Common Stock:                          -0-
Series B Preferred Stock:              -0-
Series C Preferred Stock:              -0-
Series D Preferred Stock:            555,556
Series F Preferred Stock:              -0-
Series G Preferred Stock:              -0-
Series H Preferred Stock:              -0-
Series I Preferred Stock:              -0-

     IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                        ADVANTAGE CAPITAL MISSOURI
                                        PARTNERS II, L.P.

                                        By: Advantage Capital MO - GP II L.L.C.,
                                        its general partner

                                        By: /s/ David W. Bergmann
                                           -------------------------------------

                                        Name: David W. Bergmann
                                             -----------------------------------

                                        Title: VP/Member/Manager
                                              ----------------------------------

Number of shares held:

Common Stock:                          -0-
Series B Preferred Stock:              -0-
Series C Preferred Stock:              -0-
Series D Preferred Stock:            417,450
Series F Preferred Stock:              -0-
Series G Preferred Stock:              -0-
Series H Preferred Stock:              -0-
Series I Preferred Stock:              -0-

     IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                        STEPHEN LOCKWOOD SAUDER REVOCABLE
                                        TRUST DTD MARCH 1, 1976


                                             /s/ Stephen L. Sauder
                                        ----------------------------------------
                                        Stephen L. Sauder, Trustee


                                             /s/ Paula Kay Friesen Sauder
                                        ----------------------------------------
                                        Paula Kay Friesen Sauder, Trustee

Number of shares held:


Common Stock:                          -0-
Series B Preferred Stock:              -0-
Series C Preferred Stock:           1,544,788
Series D Preferred Stock:              -0-
Series F Preferred Stock:              -0-
Series G Preferred Stock:              -0-
Series H Preferred Stock:              -0-
Series I Preferred Stock:              -0-

     IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                        PAULA KAY FRIESEN SAUDER REVOCABLE
                                        TRUST DTD MARCH 1, 1976


                                             /s/ Stephen L. Sauder
                                        ----------------------------------------
                                        Stephen L. Sauder, Trustee


                                             /s/ Paula Kay Friesen Sauder
                                        ----------------------------------------
                                        Paula Kay Friesen Sauder, Trustee

Number of shares held:

Common Stock:                          -0-
Series B Preferred Stock:              -0-
Series C Preferred Stock:           1,544,787
Series D Preferred Stock:              -0-
Series F Preferred Stock:              -0-
Series G Preferred Stock:              -0-
Series H Preferred Stock:              -0-
Series I Preferred Stock:              -0-

     IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                        S. L. SAUDER FAMILY LIMITED PARTNERSHIP


                                        By: /s/ Stephen L. Sauder
                                           -------------------------------------

                                        Name: Stephen L. Sauder
                                             -----------------------------------

                                        Title: General Partner
                                              ----------------------------------

Number of shares held:


Common Stock:                          -0-
Series B Preferred Stock:              -0-
Series C Preferred Stock:           1,000,000
Series D Preferred Stock:              -0-
Series F Preferred Stock:              -0-
Series G Preferred Stock:              -0-
Series H Preferred Stock:              -0-
Series I Preferred Stock:              -0-

     IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                        BTI VENTURES L.L.C.


                                        By: /s/ Alexander Navab, Jr.
                                           -------------------------------------

                                        Name: Alexander Navab, Jr.
                                             -----------------------------------

                                        Title: Authorized Person
                                              ----------------------------------

Number of shares held:


Common Stock:                          -0-
Series B Preferred Stock:              -0-
Series C Preferred Stock:              -0-
Series D Preferred Stock:              -0-
Series F Preferred Stock            23,596,492
Series G Preferred Stock:              -0-
Series H Preferred Stock:              -0-
Series I Preferred Stock:              -0-

     IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                             /s/ Gregory C. Lawhon
                                        ----------------------------------------
                                        Gregory C. Lawhon


                                             /s/ Jina A. Lawhon
                                        ----------------------------------------
                                        Jina A. Lawhon

Number of shares held:

Common Stock:                        574,427
Series B Preferred Stock:              -0-
Series C Preferred Stock:              -0-
Series D Preferred Stock:              -0-
Series F Preferred Stock:              -0-
Series G Preferred Stock:              -0-
Series H Preferred Stock:              -0-
Series I Preferred Stock:              -0-

     IN WITNESS WHEREOF, the undersigned has executed this AMENDED AND RESTATED PURCHASERS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


                                             /s/ Jeffrey D. Shackelford
                                        ----------------------------------------
                                        Jeffrey D. Shackelford


                                             /s/ Deborah A. Shackelford
                                        ----------------------------------------
                                        Deborah A. Shackelford

Number of shares held:


Common Stock:                          -0-
Series B Preferred Stock:              -0-
Series C Preferred Stock:            105,550
Series D Preferred Stock:              -0-
Series F Preferred Stock:              -0-
Series G Preferred Stock:              -0-
Series H Preferred Stock:              -0-
Series I Preferred Stock:              -0-

                                    EXHIBIT A
                                   PURCHASERS

SERIES B PURCHASERS

Advantage Capital Missouri Partners I, L.P.
KCEP I, L.P.
News-Press & Gazette Company
Henry H. Bradley and Vickie A. Bradley, Trustees of the Henry H. Bradley Trust dtd 1/9/98
Henry H. Bradley and Vickie A. Bradley, Trustees of the Vickie A. Bradley Trust dtd 1/9/98
Brian A. Bradley
Eric A. Bradley
David R. Bradley, Jr. and Katherine Suzanne Bradley, Trustees of the David R. Bradley, Jr. Trust dated March 1, 1983
Katherine Suzanne Bradley
Henry H. Bradley, as custodian for Katherine Elizabeth Bradley under the Missouri Uniform Transfers to Minors Act
Henry H. Bradley, as custodian for Stephane Suzanne Bradley under the Missouri Uniform Transfers to Minors Act
Henry H. Bradley, as custodian for David R. Bradley, III under the Missouri Uniform Transfers to Minors Act
Gregory C. Lawhon
Gary L. Chesser
David W. Vranicar
Bradley A. Moline
Gwen C. Bortner
Earl W. Sauder
Stephen L. Sauder
Bobbie L. Agler
Dale McCabe
Citruck & Co., as Trustee for Emily Modeer
Samuel Allen & Maurine Ruth Agron as Trustees of the Samuel Agron Trust
Dorothy H. Ammon, Trustee of the Dororthy H. Ammon Trust dated 12/15/97
Charles G. & Val Jean Adams, Joint Tenants with Rights of Survivorship
Richard A. Bauman, Trustee of Richard A. Bauman Living Trust dated 5/16/97 Marsha L. Broomfield, Trustee of Marsha L. Broomfield Trust dated 12/7/90 Charles S. Broomfeld, Trustee of Charles S. Broomfield Trust dated 11/12/96 Steven R. & Nancy A. Cobb, Tenants in the entirety
Joseph M. Crowe, Sr.
Joseph M. Crowe, Jr.
Jeffrey M. Crowe
Martin J. Crowe, III & Frances C. Crowe, Trustee of the Martin J. Crowe III Trust dated 3/26/92
Martin J. Crowe, III & Frances C. Crowe, Trustee of the Francis C. Crowe Trust dated 3/26/92

SERIES B PURCHASERS CONTINUED

GJA, LLC
Edward D. Jones & Co. as Custodian FBO Michael Griess, IRS #159-90586-1-5 Michael D. & Linda Griess, Joint Tenants with Rights of Survivorship
James & Kathryn Healy, Joint Tenants with Rights of Survivorship
H. David Heumann
Jerry M. & Mary S. Huffman, Joint Tenants with Rights of Survivorship
Kansas Venture Capital, Inc.
KCEP I, L.P.
Thomas E. Keller
Charles H. Koslowsky, Jr.
Kathryn K. Koslowsky
Charles H. Koslowsky, III
Ronald L. Langstaff
John Mark Legg
Suzanne S. McCann Revocable Trust u/t/a dated 12/5/88 as amended
George J. McLiney, Jr. & Laurie M. McLiney, Trustees of the Revocable Living Trust Agreement of George J. McLiney, Jr. dated October 12, 1992
Kevin C. McLiney
Frederick P. & Lisa S. Mahler, Joint Tenants with Rights of Survivorship
UMB Bank, n.a. Trustee for Robert Modeer #523585008
Roger A. Moline SEP IRA
Jerry Moyes
Pamela J. Perilstein
Jeff A. Poe
Edward D. Jones & Co. Custodian FBO Sean F. Pyle IRA #639-90603-1-5
Sean F. Pyle
Michael A. & Anne Marie C. Russell, Joint Tenants with Rights of Survivorship Timothy R. & Roselee C. Saracini, Joint Tentants with Rights of Survivorship Theodore H. Schell
Dain Rauscher Inc., Custodian for Christine S. Schroff IRA
Dain Rauscher Inc., Custodian for Earl H. Scudder, Jr., IRA
Mark A. Scudder & Alison Armstrong, Joint Tenants with Rights of Survivorship Smith Barney Inc., IRA Custodian for Mark A. Scudder IRA
Don Simpson
Ron Simpson
Jane E. Snowden, Trustee for the Jane E. Snowden Trust dated 12/23/94
Philip L. Spartis
Wayne & Judy Widener
Carolyn J. Crowe
Elizabeth E. Crowe
Martin C. Crowe
Michael P. Crowe

SERIES B PURCHASERS CONTINUED

Thomas K. Crowe
Daniel B. Bauman
Ellen C. Ganey
Mary & Steve Gaarder, JTWROS
Eileen & Doug Johnson, JTWROS
Lawrence K & Melinda Crowe, JTWROS
Pacific Capital, L.P.
White Pines Limited Partnership I
Ian R. N. Bund
Herbert S. Amster, Trustee of the Herbert S. Amster Amended Trust dated January 23, 1989
Ronald G. Kalish, as Trustee of the Ronald G. Kalish Trust dated September 9,
1997
Volunteer Healthcare Associates, L.L.C.
Yocum Consulting Associates, Inc.
Michael & Julie McCann
Robert & Karen McCann
Christopher McCann
Dean Griess
Lori Ann Greenberg
Gerri Lyn Greenberg
Daniel J. Boyle
Lois F. Marler
Michael G. Williams
John P. Crowe
Frances C. Lester, Trustee UAD 10-30-92 for Frances C. Lester
Brenda Lou Bartels
Beth Denise Karnopp
Kim Rachelle Jaeger
Charles G. Adams
Roger A. Moline
Jill Moline, as custodian for Ryan A. Moline
Jill Moline, as custodian for Adam M. Moline


SERIES C PURCHASERS

News-Press & Gazette Company
David E. Scott
Jeffrey D. Shackelford
Richard L. Tidwell
Stormy Supiran Revocable Trust dtd January 31, 2001
S. L. Sauder Family Limited Partnership, LLP
Stephen Lockwood Sauder Revocable Trust dtd March 1, 1976
Paula Kay Friesen Sauder Revocable Trust dtd March 1, 1976
Hubert Shackelford

SERIES C PURCHASERS CONTINUED

Marge Shackelford
Albert Miller
Bernice Miller
Steven Shackelford
Constance Shackelford
Margie Ann Shackelford
Wallace and Janet Whitney
Gregory Shackelford
David Taylor
Stephen Miller
Jeannie Miller
Kent Hydeman
Diane Hydeman
Joe Miller
David Miller
Phillip Lee Tidwell
Christopher William Tidwell


COMMON STOCK PURCHASERS

David E. Scott
Jeffrey D. Shackelford
Gregory C. Lawhon
Gary L. Chesser
David W. Vranicar
Bradley A. Moline
Michael D. Griess
Sean F. Pyle
Gwen C. Bortner
Steven R. Cobb
Paul D. Rowlett
Anne M. Krinsky
Michelle Mulik
James R. Pyle
Carolyn S. Pyle
Amy K. Pyle
Sylvia M. Scott
Gary W. Widener
Judith S. Widener
David M. Hollingsworth
Geraldine M. Lawhon
Charla A. Lawhon
Carla Supiran

SERIES D PURCHASERS

KCEP Ventures II, L.P.
KCEP I, L.P.
Advantage Capital Missouri Partners I, L.P.
Advantage Capital Missouri Partners II, L.P.
News-Press & Gazette Company
Henry H. Bradley and Vickie A. Bradley Trustees of the Henry H. Bradley Trust dated 1/9/98
Henry H. Bradley and Vickie A. Bradley Trustees of the Vickie A. Bradley Trust dated 1/9/98
Brian A. Bradley
Eric A. Bradley
David R. Bradley, Jr. and Katherine Suzanne Bradley, Trustees of the David R. Bradley, Jr. Trust dated March 1, 1983
Katherine Suzanne Bradley
Henry H. Bradley, as custodian for Katherine Elizabeth Bradley under the Missouri Uniform Transfer to Minors Act
Henry H. Bradley, as custodian for Stephane Suzanne Bradley under the
Missouri Uniform Transfers to Minors Act
Henry H. Bradley, as custodian for David R. Bradley, III under the Missouri Uniform Transfers to Minors Act
Kansas Venture Capital, Inc.
Douglas B. Fuller
Lyle Leimkuhler
Lee Sawyer
GJA, Inc.
Tim R. & Roselee Saracini, JTWROS
Richard A. Bauman, Trustee of Richard A. Bauman Living Trust dated 5/16/97 Jeffrey M. Crowe
Frederick P. & Lisa S. Mahler, JTWROS
Pamela J. Perilstein
John Mark Legg
Thomas E. Keller
Martin J. Crowe, III & Frances C. Crowe Trustees of the Frances C. Crowe Trust dated 3/26/92
Martin J. Crowe, III & Frances C. Crowe Trustees of the Martin J. Crowe Trust dated 3/26/92
Charles H. Koslowsky, III
Kevin C. McLiney
George J. McLiney, Jr. & Lauri M. McLiney, Trustees of the Revocable Living Trust Agreement of George J. McLiney, Jr. dated October 12, 1992
James & Kathryn Healy, JTWROS
Michael A. & Anne Marie C. Russell, JTWROS
Jerry M. & Mary S. Huffman, JTWROS
Charles S. Broomfield, Trustee of Charles S. Broomfield Trust dated November 12, 1996
Marsha L. Broomfield, Trustee of Marsha L.   Broomfield Trust dated December 7,
1990
Jane E. Snowden, Trustee of the Jane E. Snowden Trust dated December 23, 1994

SERIES D PURCHASERS CONTINUED

Ian R. N. Bund
Herbert S. Amster IRA
Ronald G. Kalish, Trustee of the Ronald G. Kalish Living Trust dated September 9, 1997
Volunteer Healthcare Associates, L.L.C.
Daniel J. Boyle, IRA
Daniel J. Boyle
Michael Williams
S. Sterling McMillan, III
Mark A. Scudder & Alison Armstrong, JTWROS
Wayne & Judy Widener, Community Property
Suzanne S. McCann Revocable Trust u/t/a dated 12/5/88 as amended
Anthony Grover
H. David Heumann
Jerry Moyes c/o Swift Transportation Co., Inc.
Dain Rauscher Inc., Custodian for Christine S. Schroff IRA
Smith Barney Inc., IRA Custodian for Mark A. Scudder, IRA
Dain Rauscher Inc., Custodian for Earl H. Scudder, Jr., IRA
Don Simpson
Ron Simpson
GC&H Investments
LBI Group Inc.
George H. Young III
Philip A. Dougall
Ros L'Esperance
Peter J. Toal
John S. Zuckerman
Stephen J. Jeselson, Jr.
David Zwick
Eileen Johnson, custodian for George Crowe Lester UTMA/MO
Eileen Johnson, custodian for Joseph Andrew Lester UTMA/MO
Eileen Johnson, custodian for Amelia Claire Lester UTMA/MO
John P. Crowe
Frances C. Lester, Trustee UAD 10-30-92 for Frances C. Lester

SERIES F PURCHASER

BTI Ventures L.L.C.

SERIES G PURCHASERS

BTI Ventures L.L.C. (at the First Closing)

SERIES H PURCHASERS


SERIES I PURCHASERS


OPTION SHARE PURCHASERS

David E. Scott
Jeffrey D. Shackelford
Gregory C. Lawhon
Gary L. Chesser
David W. Vranicar
Bradley A. Moline
Richard L. Tidwell
Stormy C. Supiran
Gwen C. Bortner
Bobbie L. Agler
Dale McCabe
Sean F. Pyle
Michael D. Griess
Steven R. Cobb
Paul D. Rowlett
Anne M. Krinsky
Michelle Mulik
Donald H. Goldman
David M. Hollingsworth

                                    EXHIBIT B

                               RESTRICTED HOLDERS

BTI Ventures L.L.C.

News-Press & Gazette Company
Henry H. Bradley and Vickie A. Bradley, Trustees of the Henry H. Bradley Trust dtd 1/9/98
Henry H. Bradley and Vickie A. Bradley, Trustees of the Vickie A. Bradley Trust dtd 1/9/98
Brian A. Bradley
Eric A. Bradley
David R. Bradley, Jr. and Katherine Suzanne Bradley, Trustees of the David R. Bradley, Jr. Trust dated March 1, 1983
Katherine Suzanne Bradley
Henry H. Bradley, as custodian for Katherine Elizabeth Bradley under the Missouri Uniform Transfers to Minors Act
Henry H. Bradley, as custodian for Stephane Suzanne Bradley under the Missouri Uniform Transfers to Minors Act
Henry H. Bradley, as custodian for David R. Bradley, III under the Missouri Uniform Transfers to Minors Act
Douglas B. Fuller Trust dated March 31, 1988
Rhonda K. Fuller Trust dated December 5, 1997
Lyle Leimkuhler
Lee M. Sawyer and Toni J. Sawyer, JTWROS

Stephen L. Sauder
S. L. Sauder Family Limited Partnership, LLP
Stephen Lockwood Sauder Revocable Trust dtd March 1, 1976
Paula Kay Friesen Sauder Revocable Trust dtd March 1, 1976
Earl W. Sauder

Advantage Capital Missouri Partners I, L.P.
Advantage Capital Missouri Partners II, L.P.

KCEP I, L.P.
KCEP Ventures II, L.P.

Pacific Capital, L.P.
White Pines Limited Partnership I
Ian R. N. Bund
Herbert S. Amster, Trustee of the Herbert S. Amster Amended Trust dated January 23, 1989
Ronald G. Kalish, as Trustee of the Ronald G. Kalish Trust dated September 9,
1997
Volunteer Healthcare Associates, LLC
Yocum Consulting Associates, Inc.
Daniel J. Boyle, IRA
Daniel J. Boyle
Michael Williams

S. Sterling McMillan, III
Anthony Grover
Lois F. Marler

Kansas Venture Capital, Inc.

David E. Scott
Jeffrey D. Shackelford
Gregory C. Lawhon
Gregory C. Lawhon IRA
Gary L. Chesser
David W. Vranicar
Bradley A. Moline
Michael D. Griess
Edward D. Jones & Co. as Custodian FBO Michael Griess, IRS #159-90586-1-5 Michael D. & Linda Griess, Joint Tenants with Rights of Survivorship
Dean W. Griess
Sean F. Pyle
Edward D. Jones & Co. Custodian FBO Sean F. Pyle IRA #639-90603-1-5
Gwen C. Bortner
Steven R. Cobb
Steven R. & Nancy A. Cobb, Tenants in the entirety
Paul D. Rowlett
Michelle Mulik
Richard L. Tidwell
Stormy C. Supiran
Bobbie L. Agler
Dale McCabe
Brenda Lou Bartels
Beth Denise Karnopp
Kim Rachelle Jaeger
Charles G. Adams
Roger A. Moline
Jill Moline, as custodian for Ryan A. Moline
Jill Moline, as custodian for Adam M. Moline
Hubert Shackelford
Marge Shackelford
Albert Miller
Bernice Miller
Steven Shackelford
Constance Shackelford
Margie Ann Shackelford
Wallace and Janet Whitney
Gregory Shackelford
David Taylor
Stephen Miller

Jeannie Miller
Kent Hydeman
Diane Hydeman
Joe Miller
David Miller
Phillip Lee Tidwell
Christopher William Tidwell
James R. Pyle
Carolyn S. Pyle
Amy K. Pyle
Sylvia M. Scott
Gary W. Widener
Judith S. Widener
David M. Hollingsworth

LBI Group Inc.
George H. Young III
Philip A. Dougall
Ros L'Esperance
Peter J. Toal
John S. Zuckerman
Stephen J. Jeselson, Jr.
David Zwick
Geraldine M. Lawhon
Charla A. Lawhon
Carla Supiran